SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2000

              Nevada                      Asian Alliance Ventures, Inc.           98-0204780
   (State or other jurisdiction of        (Exact name of registrant as         (I.R.S. Employer
   incorporation or organization)           specified in its charter)         Identification No.)


   Suite 1000-355 Burrard Street, Vancouver, British Columbia, Canada V6C 2G8
              (Address of principal executive offices) (Zip Code)

                                  604.482.1288
              (Registrant's telephone number, including area code)


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)




                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On or about April 16, 2000, the Registrant's auditor, Barry L. Friedman, CPA, resigned as the Registrant's auditor. Mr. Friedman's report on the Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Registrant's entire Board of Directors. There were no disagreements with the Registrant's former accountant on any matter. Mr. Friedman, a sole practitioner, subsequently passed away and a letter pursuant to
Item 304(a)(3) of Regulation S-K cannot be filed as an exhibit to this Form 8-K.

     On or about July 20, 2000, Grant Thornton LLP, executed an engagement letter agreeing to act as auditors for the Registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.


                                            Asian Alliance Ventures Inc.

DATED: February 21, 2001                By: /s/ Benjamin Leboe
                                            ------------------------------------
                                            Benjamin Leboe, Director and Chief
                                            Financial Officer

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